UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2021

BLUE WATER ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39802	85-1231852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 E. Putnam Avenue, Suite 363 Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 303-0737

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	BLUWU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	BLUW	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	BLUWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 27, 2021, Blue Water Acquisition Corp. (the “Company” or “Blue Water”) held a special meeting of stockholders (the “Special Meeting”) in connection with its previously announced business combination (the “Business Combination”) with Clarus Therapeutics, Inc., a Delaware corporation (“Clarus”), pursuant to that certain Agreement and Plan of Merger, dated as of April 27, 2021 (the “Merger Agreement”).

At the Special Meeting, Blue Water’s stockholders voted on the proposals set forth below, each of which is described in greater detail in the proxy statement/prospectus filed by Blue Water with the Securities and Exchange Commission (“SEC”) on July 23, 2021 (the “Proxy Statement”).   At the Special Meeting, there were 5,357,818 shares voted by proxy or in person, and each of the proposals was approved by the stockholders.

The final voting results for each matter submitted to a vote of the stockholders at the Special Meeting are as follows:

Proposal No. 1 — The Business Combination Proposal — To adopt and approve the Merger Agreement and the transactions contemplated by the Merger Agreement.

FOR	AGAINST	ABSTENTIONS
5,040,373	31,983	285,462

Proposals 2 through 5 — The Charter Amendment Proposals — To approve and adopt approve and adopt a second amendment and restatement of Blue Water’s certificate of incorporation (“Amended Charter”) for the following amendments (collectively, the “Charter Amendment Proposals”):

• Proposal No. 2 — To provide that the name of Blue Water shall be changed to “Clarus Therapeutics Holdings, Inc.”.

FOR	AGAINST	ABSTENTIONS
4,952,142	31,983	373,693

• Proposal No. 3 — To provide for the structure of the board of directors of Blue Water (the “Board”) immediately after the consummation of the Business Combination (the “Closing”), split into three classes of as even size as practicable, Class I, II, and III, each to serve a term of three (3) years, except for the initial term, for which the Class I directors will be up for reelection at the first annual meeting of stockholders occurring after the Closing, and for which the Class II directors will be up for reelection at the second annual meeting of stockholders occurring after the Closing. Directors will not be able to be removed during their term except for cause and then only by the affirmative vote of the holders of not less than two thirds (2/3) of the outstanding shares of capital stock then entitled to vote at an election of directors. The size of the Board shall be determined by resolution of the Board but will initially be seven (7).

FOR	AGAINST	ABSTENTIONS
4,851,872	132,003	373,943

• Proposal No. 4 — To remove and change certain provisions in the amended and restated certificate of incorporation of Blue Water related to Blue Water’s status as a special purpose acquisition company.

FOR	AGAINST	ABSTENTIONS
4,952,123	32,003	373,692

• Proposal No. 5 — To conditioned upon the approval of preceding 3 proposals, to approve the proposed Amended Charter, which includes the approval of all other changes in the proposed Amended Charter in connection with replacing the amended and restated certificate of incorporation of Blue Water with the proposed Amended Charter as of effective time of the Business Combination in accordance with the Merger Agreement.

FOR	AGAINST	ABSTENTIONS
5,013,778	32,004	312,036

Proposal No. 6 — The Director Election Proposal — To elect John Amory and Alex Zisson to serve on the Board of the combined entity until the 2022 annual meeting of stockholders, Elizabeth Cermak and Mark Prygocki to serve on the Board of the combined entity until the 2023 annual meeting of stockholders, and Robert Dudley, Kimberly Murphy and Joseph Hernandez to serve on the Board of the combined entity until the 2024 annual meeting of stockholders.

•	To elect John Amory to serve on the Board of the combined entity until the 2022 annual meeting of stockholders:

FOR	WITHHOLD
4,982,176	375,642

•	To elect Alex Zisson to serve on the Board of the combined entity until the 2022 annual meeting of stockholders:

FOR	WITHHOLD
4,982,176	375,642

•	To elect Elizabeth Cermak to serve on the Board of the combined entity until the 2023 annual meeting of stockholders:

FOR	WITHHOLD
4,982,126	375,692

•	To elect Mark Prygocki to serve on the Board of the combined entity until the 2023 annual meeting of stockholders:

FOR	WITHHOLD
4,982,126	375,692

•	To elect Robert Dudley to serve on the Board of the combined entity until the 2024 annual meeting of stockholders:

FOR	WITHHOLD
4,982,156	375,662

•	To elect Kimberly Murphy to serve on the Board of the combined entity until the 2024 annual meeting of stockholders:

FOR	WITHHOLD
4,982,176	375,642

•	To elect Joseph Hernandez to serve on the Board of the combined entity until the 2024 annual meeting of stockholders:

FOR	WITHHOLD
4,952,123	405,695

Proposal No. 7 — The Incentive Plan Proposal — To approve and adopt the Clarus Therapeutics Holdings, Inc. 2021 Stock Option and Incentive Plan.

FOR	AGAINST	ABSTENTIONS
4,951,702	32,114	374,002

Proposal No. 8 — The ESPP Proposal — To approve and adopt the Clarus Therapeutics Holdings, Inc. Employee Stock Purchase Plan.

FOR	AGAINST	ABSTENTIONS
4,951,722	32,094	374,002

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to stockholders.

A total of 3,270,531 shares of common stock were presented for redemption in connection with the Special Meeting. There will be approximately $25.29 million remaining in the trust account following redemptions.

In light of receipt of the requisite approvals by the Company’s stockholders described above, the Company expects the Business Combination to be completed promptly following the satisfaction or waiver of the other conditions to the consummation of the Business Combination.

Item 8.01 Other Events.

On August 27, 2021, the Company issued a press release announcing that its stockholders had approved the Business Combination at the Special Meeting. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between the Company and Clarus, including without limitation statements regarding the anticipated benefits of the Business Combination, the anticipated timing of the Business Combination, future financial condition and performance of Clarus and the combined company after the closing of the Business Combination and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the products and markets and expected future performance and market opportunities of Clarus. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities, (ii) the risk that the Business Combination may not be completed by the Company’s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by the Company, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, (iv) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the Business Combination on Clarus’s business relationships, operating results, and business generally, (vii) risks that the proposed Business Combination disrupts current plans and operations of Clarus, (viii) risks related to Clarus’s ability to increase sales of JATENZO®, secure favorable reimbursement coverage for such sales and expand its product offerings to include a pipeline of androgen and metabolic therapies for men and women, including orphan indications, (ix) the outcome of existing legal proceedings in which Clarus is involved with respect to its intellectual property, (x) the outcome of any legal proceedings that may be instituted against Clarus or against the Company related to the Merger Agreement or the proposed Business Combination, (xi) the ability to maintain the listing of the Company’s securities on a national securities exchange, (xii) changes in the competitive and regulated industries in which Clarus operates, variations in operating performance across competitors, changes in laws and regulations affecting the business of Clarus and changes in the combined capital structure, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities, (xiv) the risk of downturns and a changing regulatory landscape in the highly competitive pharmaceutical industry, (xv) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, (xvi) risks related to the matters set forth in the Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies, issued by the Division of Corporate Finance of the SEC on April 12, 2021, and (xvii) those factors discussed in the Company’s filings with the SEC. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the “Risk Factors” section of the registration statement on Form S-4, which includes a proxy statement/prospectus and which was declared effective by the SEC on July 23, 2021 (the “Registration Statement”), and other documents filed and to be filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Clarus and the Company may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither of Clarus or the Company gives any assurance that Clarus or the Company, or the combined company, will achieve its expectations.

No Offer; No Assurances

This Current Report on Form 8-K will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. There can be no assurance that the potential benefits of combining the companies will be realized. The description of the Business Combination and the transactions contemplated thereby contained herein is only a summary and is qualified in its entirety by the disclosures in the Registration Statement and by the definitive agreements relating to the Business Combination, copies of which have been filed by the Company with the SEC.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits

99.1	Press Release, dated August 27, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2021

BLUE WATER ACQUISITION CORP.

By:	/s/ Joseph Hernandez
	Name:	Joseph Hernandez
	Title:	Chief Executive Officer